UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2003

APHTON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19122	95-3640931
(State or Other Jurisdiction of Incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

80 S.W. Eighth Street Miami, Florida		33130
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code (305) 374-7338

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

99.1	Press Release, dated July 18, 2003.

Item 9.	Regulation FD Disclosure.

On July 18, 2003, Aphton Corporation issued a press release providing clarification to its Letter to Shareholders dated July 17, 2003. The text of the press release, set forth in Exhibit 99.1, is incorporated herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 18, 2003	APHTON CORPORATION

	By:	/s/ FREDERICK W. JACOBS
Frederick W. Jacobs Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 18, 2003